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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2000


                          INTEGRATED ORTHOPAEDICS, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                         1-10677                 76-0203483
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



           1800 WEST LOOP SOUTH, SUITE 1030              77027
                    HOUSTON, TEXAS                     (Zip Code)
      (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 225-5464


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ITEM 5.           OTHER EVENTS.

         On November 21, 2000, Integrated Orthopaedics, Inc. a Texas corporation ("IOI"), announced that its board of directors declared a dividend (the "Dividend") of warrants to purchase its Common Stock, par value $0.01 per share (the "Common Stock"). Each holder of record of IOI's Common Stock will receive, for each share of Common Stock that holder owns, a warrant to purchase 0.50 of a share of Common Stock. The press release announcing the Dividend is filed herewith as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         99.1 Text of press release dated November 21, 2000 relating to the Dividend.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   INTEGRATED ORTHOPAEDICS, INC.
                                   (Registrant)


Date: November 30, 2000            By: /s/ LAURIE HILL GUTIERREZ
                                      --------------------------
                                   Laurie Hill Gutierrez
                                   Chief Financial Officer






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                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Press Release dated November 21, 2000.